EXHIBIT 10.36

EXHIBIT 10.36 - Sixth Amendment to Lease, between Data I/O Corporation and Alco Redmond East, LLC, made as of October 4, 2021

**Alco Investment Company**
PO Box 3546
Seattle, WA 98124-3546

CBA Form LA
Lease Addendum
Rev. 5/07

**SIXTH AMENDMENT TO LEASE –
DATA I/O CORPORATION**

The following Amendment to the Commercial Lease Agreement is dated ~~September 30, 2021~~ October 4, 2021, between Alco Redmond East, LLC ("Landlord") and Data I/O Corporation, a Washington Corporation ("Tenant") regarding the Premises on the Property commonly known as: 6645 185th Avenue NE Suite 100 & 200, Redmond, WA 98052

IT IS AGREED BETWEEN THE LANDLORD AND TENANT AS FOLLOWS:
Pursuant to the Original Lease dated February 28, 2006, the First Lease Amendment dated August 24, 2006, the Second Lease Amendment dated January 31, 2011, the Third Lease Amendment dated May 18, 2016, the Fourth Lease Amendment dated April 8, 2015, and the Fifth Lease Amendment dated September 12, 2018, Landlord and Tenant now desire to amend the lease upon the terms and conditions set forth in this Sixth Lease Amendment:

1. **Extended Lease Term.** Tenant and Landlord mutually agree to extend the Lease Term by forty-two (42) months, from August 1, 2022 through January 31, 2026 (the "Third Extended Term").

2. **Base Rent.** Rent shall be calculated as follows during the Third Extended Term:

| Months | RSF | Annual Rent |
|---|---|---|
| 01-02 | 20,460 | $0.00/SF per year, plus NNN* |
| 03-12 | 20,460 | $21.50/SF per year, plus NNN |
| 13-24 | 20,460 | $22.50/SF per year, plus NNN |
| 25-36 | 20,460 | $23.50/SF per year, plus NNN |
| 37-42 | 20,460 | $24.50/SF per year, plus NNN |

* Tenant is responsible for NNN expenses during the Rent Abatement period.

3. **Tenant's Proportionate Share.** During the Third Extended Term, Tenant's Proportionate Share is based on the ratio of the agreed rentable area of the Premises to the agreed rentable area of the Building for expenses related to the Building, and all other Buildings on the Project for expenses related to the Project.

4. **Landlord Improvements.** Landlord agrees to rebalance the HVAC system and perform any necessary repairs in CEO's office, as shown below, within sixty (60) days of the execution of this Sixth Amendment.



All other terms and conditions of the lease and the prior amendments shall remain unchanged and in full force.

Alco Investment Company
PO Box 3546
Seattle, WA 98124-3546

CBA Form LA
Lease Addendum
Rev. 5/07

## SIXTH AMENDMENT TO LEASE – DATA I/O CORPORATION

**Signature:**
**Landlord/Lessor:** Adam Rosen **Date:** 10-6-21

**Tenant/Lessee:** Joel S Hatlen **Date:** 10-4-2021

STATE OF WASHINGTON
 SS.
COUNTY OF King

I CERTIFY THAT I KNOW OR HAVE SATISFACTORY EVIDENCE THAT Adam Rosen IS THE PERSON WHO APPEARED BEFORE ME AND SAID PERSON ACKNOWLEDGED THAT he SIGNED THIS INSTRUMENT, ON OATH STATED THAT he WAS AUTHORIZED TO EXECUTE THE INSTRUMENT AND ACKNOWLEDGED IT AS THE Portfolio manager OF Alco Redmond East LLC TO BE THE FREE AND VOLUNTARY ACT OF SUCH PARTY FOR THE USES AND PURPOSES MENTIONED IN THE INSTRUMENT.

DATED THIS 6 DAY OF October, 2021

EMILY A THOMPSON
NOTARY PUBLIC
STATE OF WASHINGTON
COMMISSION EXPIRES 7-08-25
21022848

Emily A Thompson
(SIGNATURE OF NOTARY)

Emily A Thompson
(LEGIBLY PRINT OR STAMP NAME OF NOTARY)

NOTARY PUBLIC IN AND FOR THE STATE OF Washington
RESIDING AT Seattle
MY APPOINTMENT EXPIRES 7-08-2025

STATE OF WASHINGTON
 SS.
COUNTY OF King

I CERTIFY THAT I KNOW OR HAVE SATISFACTORY EVIDENCE THAT Joel S. Hatlen IS THE PERSON WHO APPEARED BEFORE ME AND SAID PERSON ACKNOWLEDGED THAT he SIGNED THIS INSTRUMENT, ON OATH STATED THAT he WAS AUTHORIZED TO EXECUTE THE INSTRUMENT AND ACKNOWLEDGED IT AS THE V.P/CFO/COO OF Data I/O Corporation TO BE THE FREE AND VOLUNTARY ACT OF SUCH PARTY FOR THE USES AND PURPOSES MENTIONED IN THE INSTRUMENT.

DATED THIS 4th DAY OF October, 2021

KATHRYN M DAINES
4373
NOTARY PUBLIC
STATE OF WASHINGTON
COMMISSION EXPIRES 09-02-25

Kathryn M Daines
(SIGNATURE OF NOTARY)

Kathryn M Daines
(LEGIBLY PRINT OR STAMP NAME OF NOTARY)

NOTARY PUBLIC IN AND FOR THE STATE OF Washington
RESIDING AT Mill Creek
MY APPOINTMENT EXPIRES 9/2/2025